UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2005

NSP HOLDINGS L.L.C.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-123631	61-1283304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 York Road, Suite 215 Oak Brook, Illinois 60523

(Address of Principal Executive Offices) (Zip Code)

(630) 572-5715

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Earnings Release.

On May 11, 2005, NSP Holdings L.L.C. issued a press release announcing its results of operations for the first quarter ended April 2, 2005.  The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

99.1         Press release issued on May 11, 2005 announcing operating results for NSP Holdings L.L.C. for the first quarter ended April 2, 2005.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, NSP Holdings L.L.C. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 11, 2005.

NSP HOLDINGS L.L.C.

By:	/s/ DAVID F. MYERS, JR.
David F. Myers, Jr.

Executive Vice President, Chief Financial Officer, Secretary and Manager

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on May 11, 2005 announcing operating results for NSP Holdings L.L.C. for the first quarter ended April 2, 2005.